Exhibit 99 Jefferies Financial Group Inc. 2019 Investor Meeting Wednesday, October 16, 2019Exhibit 99 Jefferies Financial Group Inc. 2019 Investor Meeting Wednesday, October 16, 2019

Note on Forward Looking Statements Certain statements contained herein may constitute forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., Jefferies Group LLC, Spectrum Brands Holdings, Inc. and Global Brokerage, Inc., and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward- looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. iNote on Forward Looking Statements Certain statements contained herein may constitute forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., Jefferies Group LLC, Spectrum Brands Holdings, Inc. and Global Brokerage, Inc., and their respective subsidiaries. These forward-looking statements reflect the respective issuer’s current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to an issuer’s strategies for the future development of its business and products. These forward- looking statements are not historical facts and are based on the respective issuer’s management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in the respective issuer’s Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with each respective issuer’s Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by such issuer that are also accessible on the SEC website at sec.gov. Any forward-looking statements made by an issuer herein are unique to that issuer and are not to be attributed as statements made or endorsed by any other issuer. i

Jefferies Financial Group – Cumulative Return of Capital ($ Millions) $2,500 35% $2,312 30% $2,000 $1,723 25% $1,678 $1,491 $1,500 20% $1,259 15% $1,000 $707 10% $616 $500 5% - - Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Est. (1) (2) Cumulative Capital Returned % of TBV at Launch (1) Since April 1, 2018. Includes share repurchases, normal and special dividends. (2) Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 7 for reconciliation to GAAP amounts. 1Jefferies Financial Group – Cumulative Return of Capital ($ Millions) $2,500 35% $2,312 30% $2,000 $1,723 25% $1,678 $1,491 $1,500 20% $1,259 15% $1,000 $707 10% $616 $500 5% - - Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Est. (1) (2) Cumulative Capital Returned % of TBV at Launch (1) Since April 1, 2018. Includes share repurchases, normal and special dividends. (2) Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 7 for reconciliation to GAAP amounts. 1

Jefferies Financial Group – Liquidity Strength Throughout Program ($ Millions) $2,000 $9,000 $1,800 $1,723 $1,678 $8,000 $1,600 $1,491 $1,400 $7,000 $1,259 $1,200 $1,000 $6,000 $800 $707 $616 $5,000 $600 $400 $4,000 $200 - $3,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) Cumulative Capital Returned Total Liquidity (Parent & Jefferies Group) (1) Since April 1, 2018. Includes share repurchases, normal and special dividends. 2Jefferies Financial Group – Liquidity Strength Throughout Program ($ Millions) $2,000 $9,000 $1,800 $1,723 $1,678 $8,000 $1,600 $1,491 $1,400 $7,000 $1,259 $1,200 $1,000 $6,000 $800 $707 $616 $5,000 $600 $400 $4,000 $200 - $3,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) Cumulative Capital Returned Total Liquidity (Parent & Jefferies Group) (1) Since April 1, 2018. Includes share repurchases, normal and special dividends. 2

Jefferies Financial Group – Growth of Consistent ROE Generating Assets (1) % of Book Value 100% 4 Major Investments 80% 10 Major Investments 60% 40% 67% 55% 20% - (2) (3) At Launch of Program PF Q3 2019 Jefferies Group Merchant Banking (1) Excludes Corporate. (2) April 1, 2018. (3) Pro Forma Book Value for Jefferies Group and Merchant Banking are non-GAAP financial measures. See Appendix on Page 7 for reconciliation to GAAP amounts. 3Jefferies Financial Group – Growth of Consistent ROE Generating Assets (1) % of Book Value 100% 4 Major Investments 80% 10 Major Investments 60% 40% 67% 55% 20% - (2) (3) At Launch of Program PF Q3 2019 Jefferies Group Merchant Banking (1) Excludes Corporate. (2) April 1, 2018. (3) Pro Forma Book Value for Jefferies Group and Merchant Banking are non-GAAP financial measures. See Appendix on Page 7 for reconciliation to GAAP amounts. 3

Jefferies Financial Group – Stock Price vs. TBV / Share Stock Price vs. TBV / Share $29.00 $27.42 $27.01 $26.96 $26.57 $27.00 $26.33 $25.91 $25.00 $23.00 $21.86 $21.00 $19.00 $17.00 $15.00 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) (2) TBV / Share Stock Price (1) Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 8 for reconciliation to GAAP amounts. (2) End of period stock prices. 4Jefferies Financial Group – Stock Price vs. TBV / Share Stock Price vs. TBV / Share $29.00 $27.42 $27.01 $26.96 $26.57 $27.00 $26.33 $25.91 $25.00 $23.00 $21.86 $21.00 $19.00 $17.00 $15.00 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) (2) TBV / Share Stock Price (1) Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 8 for reconciliation to GAAP amounts. (2) End of period stock prices. 4

Jefferies Financial Group – Stock Price vs. Adjusted TBV / Share Stock Price vs. Adjusted TBV / Share $33.00 $30.94 $31.00 $30.41 $29.68 $29.21 $28.88 $28.45 $29.00 $27.00 $25.00 $23.00 $21.00 $19.00 $17.00 $15.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) (2) Adjusted TBV / Share Stock Price (1) Adjusted Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 8 for reconciliation to GAAP amounts. (2) End of period stock prices. 5Jefferies Financial Group – Stock Price vs. Adjusted TBV / Share Stock Price vs. Adjusted TBV / Share $33.00 $30.94 $31.00 $30.41 $29.68 $29.21 $28.88 $28.45 $29.00 $27.00 $25.00 $23.00 $21.00 $19.00 $17.00 $15.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) (2) Adjusted TBV / Share Stock Price (1) Adjusted Tangible Book Value is a non-GAAP financial measure. See Appendix on Page 8 for reconciliation to GAAP amounts. (2) End of period stock prices. 5

Appendix 6Appendix 6

Jefferies Financial Group – Tangible Book Value GAAP Reconciliation Reconciliation of Jefferies Financial Group Shareholders' Equity to Tangible Book Value (a Non-GAAP measure) ($ Millions) 3/31/2018 Jefferies Financial Group Shareholders' Equity (GAAP) $ 10,259 Less: Intangible assets, net and goodwill (2,451) Jefferies Financial Group Tangible Book Value (Non-GAAP) $ 7, 808 Note: Tangible book value is a non-GAAP financial measure that begins with information prepared in accordance with U.S. GAAP and then adjusted to remove intangible assets, net and goodwill. Management believes that tangible book value is a common metric used by many investors in its industry to evaluate performance from period to period. Jefferies Financial Group – Pro Forma Book Value GAAP Reconciliation Reconciliation of Jefferies Group and Merchant Banking Book Value to Pro Forma Book Value (a Non-GAAP measure) ($ Millions) Adjustment Pro Forma Book Value for Spectrum Book Value at 8/31/2019 Brands at 8/31/2019 (GAAP) Dividend (Non-GAAP) Jefferies Group $ 6,240 $ - $ 6,240 Merchant Banking 3,431 (423) 3, 008 Total Jefferies Group and Merchant Banking $ 9,671 $ (423) $ 9,248 Note: Pro forma book value is a non-GAAP financial measure that begins with information prepared in accordance with U.S. GAAP and then adjusted to remove the Spectrum Brands special dividend. Management believes that pro forma book value is a common metric used by many investors in its industry to evaluate performance from period to period. 7Jefferies Financial Group – Tangible Book Value GAAP Reconciliation Reconciliation of Jefferies Financial Group Shareholders' Equity to Tangible Book Value (a Non-GAAP measure) ($ Millions) 3/31/2018 Jefferies Financial Group Shareholders' Equity (GAAP) $ 10,259 Less: Intangible assets, net and goodwill (2,451) Jefferies Financial Group Tangible Book Value (Non-GAAP) $ 7, 808 Note: Tangible book value is a non-GAAP financial measure that begins with information prepared in accordance with U.S. GAAP and then adjusted to remove intangible assets, net and goodwill. Management believes that tangible book value is a common metric used by many investors in its industry to evaluate performance from period to period. Jefferies Financial Group – Pro Forma Book Value GAAP Reconciliation Reconciliation of Jefferies Group and Merchant Banking Book Value to Pro Forma Book Value (a Non-GAAP measure) ($ Millions) Adjustment Pro Forma Book Value for Spectrum Book Value at 8/31/2019 Brands at 8/31/2019 (GAAP) Dividend (Non-GAAP) Jefferies Group $ 6,240 $ - $ 6,240 Merchant Banking 3,431 (423) 3, 008 Total Jefferies Group and Merchant Banking $ 9,671 $ (423) $ 9,248 Note: Pro forma book value is a non-GAAP financial measure that begins with information prepared in accordance with U.S. GAAP and then adjusted to remove the Spectrum Brands special dividend. Management believes that pro forma book value is a common metric used by many investors in its industry to evaluate performance from period to period. 7

Jefferies Financial Group – Tangible Book Value GAAP Reconciliation Reconciliation of Jefferies Financial Group Shareholders' Equity to Adjusted Tangible Book Value (a Non-GAAP measure) ($ Millions) 6/30/2018 9/30/2018 11/30/2018 2/28/2019 5/31/2019 8/31/2019 Jefferies Financial Group Shareholders' Equity (GAAP) $ 10,538 $ 10,621 $ 10,061 $ 9, 933 $ 9, 854 $ 10,020 Less: Intangible assets, net and goodwill (1,901) (1,895) (1,890) (1,891) (1,883) (1,922) Jefferies Financial Group Tangible Book Value (Non-GAAP) 8,637 8,726 8,171 8,042 7,971 8,099 Plus: Merchant Banking Fair Value Adjustments (1) 846 846 813 813 1,022 1,022 Jefferies Financial Group Adjusted Tangible Book Value (Non-GAAP) $ 9,483 $ 9, 572 $ 8, 984 $ 8,855 $ 8, 993 $ 9, 120 Note: Tangible book value and adjusted tangible book value are non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then adjusted for intangible assets, net and goodwill and fair value adjustments. Management believes that tangible book value and adjusted tangible book value are common metrics used by many investors in its industry to evaluate performance from period to period. (1) Valuations used to estimate fair values of Merchant Banking are performed semi-annually at mid-year and year-end. For Q3 2018, Q1 2019 and Q3 2019, the prior quarter end fair value adjustments were used in the table above. 8Jefferies Financial Group – Tangible Book Value GAAP Reconciliation Reconciliation of Jefferies Financial Group Shareholders' Equity to Adjusted Tangible Book Value (a Non-GAAP measure) ($ Millions) 6/30/2018 9/30/2018 11/30/2018 2/28/2019 5/31/2019 8/31/2019 Jefferies Financial Group Shareholders' Equity (GAAP) $ 10,538 $ 10,621 $ 10,061 $ 9, 933 $ 9, 854 $ 10,020 Less: Intangible assets, net and goodwill (1,901) (1,895) (1,890) (1,891) (1,883) (1,922) Jefferies Financial Group Tangible Book Value (Non-GAAP) 8,637 8,726 8,171 8,042 7,971 8,099 Plus: Merchant Banking Fair Value Adjustments (1) 846 846 813 813 1,022 1,022 Jefferies Financial Group Adjusted Tangible Book Value (Non-GAAP) $ 9,483 $ 9, 572 $ 8, 984 $ 8,855 $ 8, 993 $ 9, 120 Note: Tangible book value and adjusted tangible book value are non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then adjusted for intangible assets, net and goodwill and fair value adjustments. Management believes that tangible book value and adjusted tangible book value are common metrics used by many investors in its industry to evaluate performance from period to period. (1) Valuations used to estimate fair values of Merchant Banking are performed semi-annually at mid-year and year-end. For Q3 2018, Q1 2019 and Q3 2019, the prior quarter end fair value adjustments were used in the table above. 8